UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 29, 2021

RECRUITER.COM GROUP, INC.
(Exact name of registrant as specified in its charter)

Nevada	001-40563	90-1505893
(State or other jurisdiction ofincorporation or organization)	(Commission File Number)	(IRS EmployerIdentification No.)

100 Waugh Drive, Suite 300
Houston, Texas 77007
(Address of principal executive offices)

(855) 931 1500
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock Common Stock Purchase Warrants	RCRT RCRTW	The Nasdaq Stock Market LLC The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Underwriting Agreement, Warrant Agent Agreement, and Closing of Underwritten Public Offering

On June 29, 2021, Recruiter.com Group, Inc. (the “Company”), entered into an underwriting agreement (the “Underwriting Agreement”), with Joseph Gunnar & Co., LLC (“Joseph Gunnar”) who acted as the underwriter (the “Underwriter”), pursuant to which the Company agreed to sell to the Underwriter in a firm commitment underwritten public offering (the “Offering”) an aggregate of 2,400,000 units, with each unit consisting of one share of the Company’s common stock, par value $0.001 per share (the “Common Stock”) and one warrant (“Warrants”, and collectively with the Common Stock the “Units”), each to purchase one share of Common Stock, at a public offering price of $5 per share. The Warrants included in the Units are exercisable immediately, have an exercise price of $5.50 per share, which represents 110% of the price per unit sold in the Offering, and expire five years from the date of issuance. The Common Stock and the Warrants have been approved to list on the Nasdaq Capital Market under the symbols RCRT and RCRTW, respectively, and began trading there on June 30, 2021.

The Units were offered and sold to the public pursuant to the Company’s registration statement on Form S-1 (File No. 333-249208), initially filed by the Company with the Securities and Exchange Commission under the Securities Act of 1933, as amended (the “Securities Act”) on October 1, 2020, and declared effective on June 29, 2021 (the “Initial Registration Statement”), and a registration statement relating to the Initial Registration Statement, as amended, filed on June 29, 2021 pursuant to Rule 462(b) promulgated under the Securities Act, and which became automatically effective upon filing (File No. 333-257540).

In addition, the Underwriter was granted a 45-day option, exercisable one or more times in whole or in part, to purchase up to an additional 360,000 shares of Common Stock and up to an additional 360,000 Warrants solely to cover over-allotments, at the public offering price per share of Common Stock and per Warrant, less, in each case, the underwriting discounts payable by the Company.

The Underwriting Agreement contains customary representations, warranties and agreements by the Company, customary conditions to closing, indemnification obligations of the Company and the Underwriter, including for liabilities under the Securities Act of 1933, as amended, other obligations of the parties and termination provisions. In addition, pursuant to the terms of the Underwriting Agreement and related “lock-up” agreements, the Company, each director and executive officer of the Company, and certain stockholders have agreed with the Underwriter not to offer for sale, issue, sell, contract to sell, pledge or otherwise dispose of any of our Common Stock or securities convertible into Common Stock for a period of 225 days for directors and executive officers of the Company, and 180 days for the Company itself, its 5% shareholders, and our shareholders receiving shares pursuant to automatic conversions or exchange agreements commencing on the June 29, 2021 date of the final prospectus.

On July 2, 2021, the Company entered into a warrant agent agreement (the “Warrant Agent Agreement”) with Philadelphia Stock Transfer, Inc., a Pennsylvania corporation, (“PST”), to serve as the Company’s warrant agent for the Warrants. Upon the closing of the Offering, PST issued the Warrants.

On July 2, 2021, pursuant to the Underwriting Agreement, the Company issued Representative’s Warrants to purchase up to an aggregate of 240,000 shares of Common Stock (the “Representative’s Warrants”). The Representative’s Warrants are exercisable beginning on December 26, 2021, until June 29, 2026. The initial exercise price of Representative's Warrants is $6.25 per share, which equals 125% of the public offering price per Unit in the Offering.

The Offering closed on July 2, 2021. In addition, on July 2, the Underwriter partially exercised its over-allotment option by purchasing additional Warrants to purchase 360,000 shares of Common Stock.

Placement Agent Warrants

In connection with the Company’s private placement of $2,953,125 principal amount of convertible debentures (the “Debentures”) and warrants, Joseph Gunnar and the Company entered into a placement agency agreement, dated May 20, 2020 (the “May 2020 Agreement”). In addition to cash compensation received, pursuant to the terms of the May 2020 Agreement, the Placement Agent was issued warrants to purchase 147,657 shares of Common Stock, at an exercise price of $5.00 per share (the “May 2020 Placement Agent Warrants”).

In June 2021, the Company and Joseph Gunnar agreed to amend the May 2020 Agreement, pursuant to which effective immediately prior the effectiveness of the Offering’s registration statement, the right to receive all May 2020 Placement Agent Warrants as contemplated in such agreement were amended so that Joseph Gunnar (or its designees) shall be entitled to receive warrants to purchase 36,364 shares of Common Stock.

In connection with the Company’s private placement of $2,799,000 principal amount of Debentures and warrants, Joseph Gunnar and the Company entered into a placement agency agreement, dated December 22, 2020 (the “December 2020 Agreement”). In addition to cash compensation received, pursuant to the terms of the December 2020 Agreement, the Placement Agent was entitled to receive warrants to purchase 139,951 shares of Common Stock, at an exercise price of $5.00 per share (the “January 2021 Placement Agent Warrants”).

In June 2021 the Company and Joseph Gunnar agreed to amend the December 2020 Agreement, pursuant to which effective immediately prior the effectiveness of the Offering’s registration statement, the right to receive all January 2021 Placement Agent Warrants as contemplated in such agreement was amended so that Joseph Gunnar (or its designees) shall be entitled to receive warrants to purchase 36,364 shares of Common Stock.

On July 2, 2021, the Company issued the May 2020 Placement Agent Warrants and January 2021 Placement Agent Warrants (collectively, the “Placement Agent Warrants”) exercisable for a total of 72,728 shares of common stock at an exercise price equal to $6.25, which equals to 125% of the public offering price per Unit in the Offering.

The foregoing description of the Underwriting Agreement, Warrant Agent Agreement, Representative’s Warrants, and Placement Agent Warrants are not complete and are qualified in their entirety by references to the full text of the Underwriting Agreement, the Warrant Agent Agreement, the form of Representative’s Warrants, and the form of Placement Agent Warrants, which are filed as exhibits to this report and are incorporated by reference herein.

Item 8.01 Other Events.

On June 30, 2021, the Company issued a press release announcing the pricing of the Offering. A copy of the press release is attached as Exhibit 99.1 hereto and is incorporated herein by reference. On July 2, 2021, the Company issued a press release announcing the closing of the Offering, a copy of which is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

Item 9.01. Exhibits.

(d) Exhibits

Exhibit No.	Exhibit
1.1	Underwriting Agreement, by and among Recruiter.com Group, Inc., and Joseph Gunnar & Co., LLC, dated June 29, 2021
4.1	Form of Representative’s Warrants.
4.2	Form of Placement Agent Warrants.
4.3	Warrant Agent Agreement by and between Recruiter.com Group, Inc., and Philadelphia Stock Transfer, Inc., dated July 2, 2021.
99.1	Press Release announcing the pricing of the Offering, dated June 30, 2021.
99.2	Press Release announcing the closing of the Offering, dated July 2, 2021.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RECRUITER.COM GROUP, INC.

Dated: July 6, 2021	By:	/s/ Evan Sohn
Evan Sohn Chief Executive Officer